UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2023

GARRETT MOTION INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

La Pièce 16 Rolle, Switzerland	1180
(Address of Principal Executive Offices)	(Zip Code)

+41 21 695 30 00

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2023, the board of directors (the “Board”) of Garrett Motion Inc. (the “Company”) adopted a resolution amending and restating the Third Amended and Restated By-laws of the Company effective immediately (the “By-law Amendments”). The By-law Amendments include the following:

•	Amending the advance notice by-laws for stockholder business and/or stockholder nominations, including:
o	eliminating requirements to disclose certain specific information related to a stockholder proponent’s interests and replacing them with a general requirement that the proponent must disclose all material interests in the stockholder business, nomination or vote;
o	eliminating a requirement that a stockholder proponent must certify compliance with applicable law in connection with its acquisition of Company securities;
o	adding a representation that a stockholder proponent or nominee shall provide all information, affirmations, updates and supplements required by the by-laws;
o	adding a requirement that a stockholder proponent or nominee must provide information reasonably requested by the Company within five business days of the request and to update or supplement any information previously provided to the Company promptly if such information ceases to be materially accurate or correct;
o	adding a requirement that a stockholder proponent or nominee will comply with applicable requirements under the Securities Exchange Act of 1934, as amended, and the rules and regulations promogulated thereunder;
o	clarifying the form of questionnaire required to be provided by the stockholder proponent or nominee; and
o	eliminating the requirement that a stockholder nominee must represent on behalf of any proponent that such person shall be in compliance with Company policies applicable to directors;

•	Amending the proxy access by-laws, including:
o	adding a five business day deadline for the Secretary of the Company to provide a form of written agreement, representations and warranties in connection with proxy access;
o	eliminating a provision which stated that any proxy access determination by the Board is binding on the Company and its stockholders; and
o	clarifying that except for any legal requirements to include stockholder nominees in the Company’s proxy materials, the proxy access by-law is the only method to do so;

•	Reserving the use of a white proxy card for the Company;

•	Adding provisions to align requirements for notice in the event of an adjournment of a meeting with Section 222 of the Delaware General Corporation Law; and

•	Making certain clerical revisions and eliminating obsolete provisions.

The foregoing description of the By-law Amendments is qualified in its entirely by the full text of the Company’s Fourth Amended and Restated By-laws, a copy of which is filed as Exhibit 3.1 hereto and incorporated to this Item 5.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1*	Fourth Amended and Restated By-laws of Garrett Motion Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARRETT MOTION INC.

Date: December 7, 2023	By:	/s/ Sean Deason
		Name:	Sean Deason
		Title:	Senior Vice President and Chief Financial Officer